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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                OCTOBER 31, 2003

                                   BIW LIMITED

             (Exact name of Registrant as specified in its charter)


         CONNECTICUT                    1-31374                 04-3617838
 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)

                  230 Beaver Street, Ansonia, Connecticut 06401
          (Address of principal executive offices, including zip code)

                                 (203) 735-1888
              (Registrant's telephone number, including area code)

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Item 2.     ACQUISITION OR DISPOSITION OF ASSETS

            On October 31, 2003, BIW Limited's wholly-owned subsidiaries, Birmingham Utilities, Inc. and Birmingham H2O Services, Inc. completed the purchase of the Connecticut regulated and unregulated operations of AquaSource, Inc. from Philadelphia Suburban Corporation (PSC) for approximately $4,000,000, subject to certain post-closing purchase price adjustments. The transaction consists of the acquisition all of the issued and outstanding shares of common stock of Eastern Connecticut Regional Water Company, Inc., as well as certain assets used in regulated water utility operations in Connecticut. Birmingham Utilities, Inc. and Birmingham H2O Services, Inc. signed the purchase agreement with PSC on May 19, 2003 to purchase these operations. PSC and Birmingham Utilities, Inc. received regulatory approval from the Connecticut Department of Public Utility Control for the purchase and sale of the Connecticut regulated operations on October 22, 2003. The acquired operations consist of 30 regulated water systems located in eastern Connecticut, as well as a non-regulated contract operations business that monitors and services another 51 water systems also in eastern Connecticut. Also included in the purchase is the Rhodes Pump Service business located in Guilford, Connecticut.

            The purchase price was funded through borrowings on Birmingham Utilities, Inc.'s existing line of credit with Citizens Bank.

            Pursuant to the purchase agreement with PSC, Birmingham Utilities has also agreed to acquire all of the issued and outstanding stock of five regulated water companies located in and operating in the State of New York. The closing of this purchase remains subject to regulatory approval.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired

            The financial statements and additional information required pursuant to Regulation S-X Rule 3-05 will be filed within 60 days of the required date of this filing.

(b) Pro Forma Financial Information

            The pro forma financial information required pursuant to Regulation S-X Rule 3-05 will be filed within 60 days of the required date of this filing.

(c) Exhibits

            99.1 Copy of Registrant's press release dated October 31, 2003


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                BIW LIMITED


Date:  November 13, 2003                        By:   /s/ John S. Tomac
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                                                John S. Tomac
                                                President



































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